SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1933

                        Date of Report: February 15,1999

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                            Colonial Industries, Inc.

                          formerly Impact Energy, Inc.

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     Texas                           0-9562                          84-0818655
(Incorporation)                (Commission Number)                  (IRS Number)


2284 West Holcombe, Houston Texas                                          77030
(Address of principal executive offices)                              (Zip Code)


                        Telephone number: (713) 526-8223
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                              Item 5. Other Events

      The purpose of this Current Report is to file Management Un-Audited Financial Statements of October 31, 1998 (attachment 98-10-31 hereto), in order to coordinate reporting with the Issuer's submission for listing on the Over the Counter Bulletin Board, as currently required by the National Association of Securities Dealers rules and regulations.

                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

February 15, 1999           Colonial Industries, Inc.
                         (formerly: Impact Energy, Inc.)


                                       by

                              /s/ William Stocker

                                 William Stocker
                           SPECIAL SECURITIES COUNSEL

                               Attachment 98-10-31

                            COLONIAL INDUSTRIES, INC.
                         (formerly IMPACT ENERGY, INC.)
                           BALANCE SHEETS (UNAUDITED)
              for the fiscal years ended December 31, 1996 and 1997
                    and for the period ended October 31, 1998
                                                                     October 31,                  December 31,
                                                                                       -------------------------------------
                                                                        1998                 1997               1996
                                                                --------------------   ----------------   ----------------

                                                                      ASSETS
CURRENT ASSETS
          Cash                                                  $                57                -0-                -0-

TOTAL CURRENT ASSETS                                                             57                -0-                -0-
                                                                --------------------   ----------------   ----------------


TOTAL ASSETS                                                    $                57                -0-                -0-
                                                                ====================   ================   ================



                       LIABILITIES & STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

    Accounts payable                                            $            48,932    $        48,932    $        48,932
    Accrued interest                                                         38,329             34,252             29,359
                                                                --------------------   ----------------   ----------------
          Total Current Liabilities                                          87,261             83,184             78,291
                                                                --------------------   ----------------   ----------------

STOCKHOLDERS' EQUITY

    Common Stock, no par value; authorized 75,000,000
       shares; issued and outstanding, 6,802,100 shares,                 26,976,068            749,555            749,555

    Additional paid-in Capital                                                    0         12,360,560         12,360,560

    Accumulated Surplus (Deficit)                                           (63,272)       (13,193,299)       (13,188,406)
                                                                --------------------   ----------------   ----------------

    Total                                                                26,912,796
                                                                --------------------

    Less: Subscriptions receivable                                      (27,000,000)

Total Stockholders' Equity                                                  (87,204)           (83,184)           (78,291)
                                                                --------------------   ----------------   ----------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                      $                57    $             0    $             0
                                                                ====================   ================   ================


                  The accoumpanying notes are an integral part
                         of these financial statements

                                    page F-1

                            COLONIAL INDUSTRIES, INC.
                         (formerly IMPACT ENERGY, INC.)
             STATEMENTS OF LOSS AND ACCUMULATED DEFICIT (UNAUDITED)
              for the fiscal years ended December 31, 1996 and 1997
                    and for the period ended October 31, 1998

                                                     For the
                                                    Ten Months
                                                       Ended                         December 31,
                                                    October 31,       ---------------------------------------       Cumulative
                                                       1998                  1997                 1996                Amounts
                                                 ------------------   ------------------    -----------------   ------------------

REVENUES                                         $             -0-    $             -0-     $            -0-    $             -0-
                                                 ------------------   ------------------    -----------------   ------------------

EXPENSES
    Auditor fees                                               800
    Incorporation costs (Texas)                                620
    Miscellaneous phone, fax, fedex, etc.                    2,500
    Professional fees                                        5,470
    SEC filing fees                                          1,800
    Transfer agency fees                                    11,268
    Travel                                                   2,485
    Interest Expense                                         4,077                4,893                4,893               37,933
                                                 ------------------   ------------------    -----------------   ------------------

       Total Operating Expense                              29,020                4,893                4,893               37,933
                                                 ------------------   ------------------    -----------------   ------------------

NET INCOME (LOSS)                                 $         29,020     $          4,893     $          4,893     $         37,933
                                                 ==================   ==================    =================   ==================

NET (LOSS) PER SHARE                              $       (0.00427)    $       (0.00007)    $       (0.00007)    $       (0.00051)
                                                 ==================   ==================    =================   ==================

Weighted average shares outstanding                   6,802,100            74,955,530           74,955,530           74,955,530
                                                 ==================   ==================    =================   ==================


                   The accompanying notes are an integral part
                         of these financial statements.

                                    page F-2

                            COLONIAL INDUSTRIES, INC.
                         (formerly IMPACT ENERGY, INC.)
            STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT) (UNAUDITED)
   for the period from inception of the Development Stage on January 1, 1990, for the fiscal years ended December 31, 1996 and 1997
                    and for the period ended October 31, 1998

                                                                              Additional                             Deficit
                                                                               Paid-in                             Accumulated
                                                                               Capital                             During the
                                                           Common Stock     (Discount on       Subscriptions       Development
                                              Shares          Amount            Stock)           Receivable           Stage
                                         ---------------   -------------   ---------------   -----------------  ----------------
    Balance at beginning of development      74,955,530    $    749,555    $   12,360,560                       $   (13,159,047)

    Net Loss December 31, 1990-1994                                                                                     (19,573)

    Net Loss December 31, 1995                                                                                           (4,893)

    Net Loss December 31, 1996                                                                                           (4,893)
                                         ---------------   -------------   ---------------   -----------------  ----------------

    Balance December 31, 1996                74,955,530         749,555        12,360,560                           (13,188,406)

    Net Loss December 31, 1997                                                                                           (4,893)
                                         ---------------   -------------   ---------------   -----------------  ----------------

    Balance December 31, 1997                74,955,530         749,555        12,360,560                           (13,193,299)

    Reorganization - April 28, 1998                   -        (749,555)      (12,311,628)                           13,159,047

    Common shares reverse split
          1 share for 75,000 shares         (74,954,531)

    Common shares reserved for
          rounding up to whole shares             1,101

    Common shares issued for cash             5,000,000                            25,000

    Common shares issued for
          subscriptions receivable            1,800,000                        27,000,000

    Less: subscriptions receivable                                                                (27,000,000)

    Net (Loss) for the ten months ended
         October 31, 1998                                                                                               (29,020)
                                         ---------------   -------------   ---------------   -----------------  ----------------

    Balance at October 31, 1998               6,802,100               0    $   26,976,068    $    (27,000,000)  $       (63,272)


                   The accompanying notes are an integral part
                         of these financial statements.

                                    page F-3

                            COLONIAL INDUSTRIES, INC.
                         (formerly IMPACT ENERGY, INC.)
                       STATEMENTS OF CASH FLOW (UNAUDITED)
              for the fiscal years ended December 31, 1996 and 1997
                    and for the period ended October 31, 1998

                                                            For the
                                                           Ten Months
                                                              Ended                       December 31,
                                                           October 31,        ----------------------------------      Cumulative
                                                               1998                1997               1996              Amounts
                                                       --------------------   ---------------   -----------------  -----------------

    CASH FLOWS FROM OPERATING ACTIVITIES

       Net Income (Loss)                               $           (29,020)   $       (4,893)   $         (4,893)  $        (66,126)
       Add item not requiring the use of cash                        4,077             4,893               4,893             41,183
                                                       --------------------   ---------------   -----------------  -----------------

    Net use of cash from operating activities                      (24,943)                0                   0            (24,943)
                                                       --------------------   ---------------   -----------------  -----------------

    CASH FLOWS FROM INVESTING ACTIVITIES
       Issuance of common stock                                     25,000

    NET INCREASE IN CASH

    CASH AT BEGINNING OF PERIOD                                          0               -0-                 -0-                -0-
                                                       --------------------   ---------------   -----------------  -----------------

    CASH AT END OF PERIOD                               $               57     $           0     $           -0-    $            57
                                                       ====================   ===============   =================  =================


                   The accompanying notes are an integral part
                         of these financial statements.

                                    page F-4

                            Colonial Industries, Inc.
                          (a Development Stage Company)
                 Notes to The Consolidated Financial Statements
                  October 31, 1998, December 31, 1997 and 1996

NOTE I - Summary of Significant Accounting Policies

         a.  Organization

             Colonial Industries, Inc. ("the Company) was incorporated as Impact Energy, Inc., a Colorado corporation on April 1, 1980. Impact was originally formed to engage in exploration for, and development, production and sale of, oil and gas. During March, 1988 Impact contributed all its producing oil and gas properties to Southwest Sites Inc. and distributed the Ownership of Southwest to Impact's shareholders. After the disposition of the oil and gas properties, Impact began pursuing investment opportunities in the financial services industry.

             Impact made public announcements during 1988 stating its intent to pursue the acquisition of failed Banks and Savings and Loans in the state of Texas. No acquisitions were made in 1988 although Impact did provide the financing for the recapitalization of one Texas bank and provided the capital to refinance the control group of another.

             The Company went inactive in 1989 and has been dormant ever since.

             On April 23, 1998, the Company merged with Impact Energy, Inc. a Texas corporation organized on April 22, 1998. The Texas corporation has 75,000,000 no par value shares authorized, and a share for share exchange took place. A reorganization adjustment was made on the books and records and the retained deficit was eliminated. In October of 1998 the Company acquired Colonial Industries, Inc. and changed its name to Colonial Industries, Inc.

         b.  Accounting Method

         The Company recognizes income and expenses on the accrual basis of accounting.

         c.  Earnings (Loss) Per Share

         The computation of earnings per share of common stock is based on the weighted average number of shares outstanding at the date of the financial statements.

                            Colonial Industries, Inc.
                          (a Development Stage Company)
                 Notes to the Consolidated Financial Statements
                  October 31, 1998, December 31, 1997 and 1996

NOTE I - Summary of Significant Accounting Policies (Continued)

         d.  Cash and Cash Equivalents

         The Company considers all highly liquid investments with maturities of three months or less to be cash equivalents.

         e.  Provision for Income Taxes

             No provision for income taxes has been recorded due to net operating loss carryforwards totaling approximately $1,700,000 that will be offset against future taxable income. These NOL carryforwards have already begun to expire. No tax benefit has been reported in the financial statements because the Company believes there is a 50% or greater chance the carryforward will expire unused.

           Deferred tax assets and the valuation account is as follows at October 31, 1998 and December 31, 1997 and 1996. October 31, December 31,

                                      1998             1997             1996
                                  ------------     ------------      -----------
           Deferred tax asset:
             NOL carrryforward      $ 578,000        $ 578,000          $578,000
           Valuation allowance      (578,000)         (578,000)        (578,000)
                                    ---------         ---------        ---------
           Total                       -0-              -0-              -0-
                                  ============     ============      ===========

         f.  Use of estimates

             The preparation of financial statements is in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. In these financial statements, liabilities involve extensive reliance on management's estimates. Actual results could differ from those estimates.

                            Colonial Industries, Inc.
                          (a Development Stage Company)
                 Notes to the Consolidated Financial Statements
                  October 31, 1998, December 31, 1997 and 1996

NOTE I - Summary of Significant Accounting Policies (Continued)

         g.  Principles of Consolidation

             The Consolidated Financial Statements include the accounts of Colonial Industries, Inc (formerly Impact Energy, Inc.) a Colorado corporation, its wholly owned subsidiary Impact Energy, Inc. a Texas corporation and its wholly owned subsidiary Colonial Industries, Inc. All intercompany accounts and transactions have been eliminated in the consolidation.

NOTE 2 - Going Concern

             The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has no assets and no operating activity and is dependent upon financing to continue operations, The financial statements do not include any adjustments that might result from the outcome of this uncertainty. It is management's plan to find an operating company to merge with providing necessary operating capital.

NOTE 3 - Development Stage Company

             The Company is a development stage company as defined in Financial Accounting Standards Board Statement No. 7. It is concentrating substantially all of its efforts in raising capital and developing its business operations in order to generate significant revenues. Management has elected to use January 1, 1990 as the date the Company began the development stage.

NOTE 4 - Liens and Judgments

             The Company has two tax liens and one outstanding judgment. Taxes are owed to the IRS and the State of Texas in the amount of $9,812. An outstanding judgment of $39,120 is also outstanding on the records of the County Clerk of Dallas County, Texas. These liabilities are reflected on the records as accounts payable and accrued on these obligations have also been recorded through October 31, 1998.